UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Event: February 13, 2013

LIBERTY SILVER CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-150028	32-0196442
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

181 Bay Street, Suite 2330 Brookfield Place, P.O. Box 848 Toronto, Ontario, Canada, M5J 2T3
(Address of Principal Executive Office)

Registrant’s telephone number, including area code: 888-749-4916

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

On February 13, 2013, Liberty Silver Corp.’s, (the “Registrant”) independent account, Morrill & Associates, LLC, (“Morrill”) informed the Registrant that disclosure should be made to prevent future reliance on the Registrant’s previously issued financial statements for the fiscal year ended June 30, 2012, which were included in the Registrant’s report on Form 10-K for the year fiscal ended June 30, 2012 (and comparative 2011), and its previously issued interim unaudited financial statements filed for the period ended September 30, 2012, included in the Registrant’s report on Form 10-Q for the  period ended September 30, 2012 (and comparative 2011).

While responding to comments raised by the Securities and Exchange Commission regarding its review of the Registrant's S-1 registration statement filing, the Registrant’s independent accountant discovered certain errors in the accounting and reporting related to the Registrant's stock "Unit" offerings.  The warrants associated with these Unit offerings were incorrectly recorded with additional financing expense rather than in accordance with FASB ASC 815-40.   The Registrant's Chief Financial Officer, who was authorized to do so, discussed with the independent accountant (auditor) the matters disclosed pursuant to this Item 4.02

Following discussion between the Registrant’s Chief Financial Officer and Morrill, the Registrant determined that its audited financial statements for the fiscal year ended June 30, 2012, and its interim unaudited financial statements for the period ended September 30, 2012, should be restated to reflect the proper application of FASB ASC 815-40 as it relates to the Unit offerings.  The Registrant also determined that as soon as reasonably possible, it would file an amended report on Form 10-K for the fiscal year ended June 30, 2012, containing the Registrant’s restated audited financial statements for the fiscal year ended June 30, 2012 (and comparative 2011), and an amended report on Form 10-Q for the period ended September 30, 2012, containing the Registrant’s restated interim unaudited financial statements for the period ended September 30, 2012 (and comparative 2011).

The filing of any amendments to annual or quarterly reports shall not be deemed to be an admission that the original filings, when made, included any untrue statements of material fact or omitted to state a material fact necessary to make a statement contained therein not misleading.

On February 14, 2013, the Registrant provided a draft copy of this report on Form 8-K to Morrill, requesting their comments on the information contained therein.   The responsive letter from Morrill is filed as an exhibit to this current report on Form 8-K.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)

Exhibit 7.1 - Responsive Letter from Morrill & Associates, LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY SILVER CORP.

By:  /s/ Manish Z. Kshatriya

 Executive VP & CFO

Date: February 15, 2013